CROWNBUTTE
*WIND POWER LLC***

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

EMPLOYMENT CONTRACT

This employment contract dated this 27 **day of** November **, 200**1
BETWEEN:

CROWNBUTTE WIND POWER LLC
1400 Monte Drive
Mandan, North Dakota
58554-1707
(the "Employer")

OF THE FIRST PART

AND

Mr. Ryan DesRoches Fegley
(the "Employee")

OF THE SECOND PART

WHEREAS:

1. The Employer is duly organized and existing under the laws of the State of North Dakota.
2. The Employer is of the opinion that the Employee has the necessary qualifications, experience, and abilities to assist and benefit the Employer in its business.
3. The Employer desires to employ the Employee, and the Employee has agreed to accept and enter such employment upon the terms and conditions set out in this Agreement.

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

CROWNBUTTE
*WIND POWER LLC***

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

IN CONSIDERATION OF the matters described above and of the mutual benefits and obligations set forth in the Agreement, the receipt and sufficiency of which consideration is hereby acknowledged, the parties to this Agreement agree as follows:

Governing Law

1. This Agreement will be construed in accordance with and governed by the laws of the State of North Dakota.

Commencement Date and Term

2. The Employee will commence full-time employment with the Employer on

November 27, 2007
(the commencement date)

Termination

3. Subject to termination as provided in this Agreement, the Employee is employed for an indefinite term. The parties acknowledge that various provisions of this Agreement survive past termination of employment.

Position and Duties

4. The Employer agrees to employ the Employee as a **Project Manager to Develop Wind Projects**, and the Employee agrees to be employed on the terms and conditions set out in this Agreement. The Employee agrees to be subject to the general supervision of and act pursuant to the orders, advice and direction of the Employer.

5. The Employee will perform any and all duties now and later assigned to the Employee by the Employer. The Employee will also perform such other duties as are customarily performed by one holding such a position in other, same or similar businesses or enterprises as that engaged in by the Employer.

6. The Employee agrees to abide by the Employer's rules, regulations, and practices, including those concerning work schedules, vacation, and sick leave, as they may from time to time be adopted or modified.

CROWNBUTTE WIND POWER LLC
Bismarck Office Tel: (701)258-1925
919 South 7th Street Fax: (701)224-9723
Suite 503
Bismarck, North Dakota
58504-5835

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

Employee Compensation

7. For the services rendered by the Employee as required by this Agreement, the Employer will pay to the Employee a salary of $35,000.00 per year. This compensation will be payable once a month on the first day of the following month while this Agreement is in force. The Employer is entitled to deduct from the Employee's compensation any applicable deductions and remittances as required by law.

8. The Employee understands that the Employee's compensation as provided in this Agreement will constitute the full and exclusive monetary consideration and compensation for all services performed by the Employee and for the performance of all the Employee's promises and obligations in this Agreement.

9. The Employee understands and agrees that any additional compensation to the Employee (whether a bonus or other form of additional compensation) will rest in the sole discretion of the Employer, and the Employee will not earn or accrue any right to additional compensation by reason of the Employee's employment.

10. The Employer will reimburse the Employee for all necessary expenses incurred by the Employee while traveling pursuant to the Employer's directions.

11. The Employer agrees to permit a reasonable degree of flexibility in work hours. In cases where extra time is worked in a day or a week, the employee waives any right to overtime pay or to equivalent time off in place of overtime pay.

Employee benefits

12. The Employee will be entitled to only those additional benefits that are currently in place for the Employer's employees as set out in the Employment Contracts for those holding the same or similar positions.

13. All benefits provided by the Employer are in the Employer's sole discretion and are subject to change, without compensation, upon the Employer providing the Employee with 60 days written notice of such change to the benefits.

14. The Employee will be entitled to one week of paid vacation each year during the term of this Agreement, the time for such vacation to be determined by mutual agreement between the Employer and the Employee.

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

Duty to Devote Full Time

15. The Employee agrees to devote full-time efforts to his duties as an Employee of the Employer.

Avoiding Conflict of Opportunities

16. It is understood and agreed that any business opportunity relating to or similar to the Employer's current or anticipated business opportunities (with the exception of personal investments in less than 5% of the equity of a business, investments in established family businesses, real estate, or investments in stocks and bonds, traded on public stock exchanges) coming to the attention of the Employee during the Employee's employment is an opportunity belonging to the Employer. Therefore, the Employee will advise the Employer of the opportunity and cannot pursue the opportunity, directly or indirectly, without the written consent of the Employer.

17. Without the written consent of the Employer, the Employee further agrees not to:
a. solely or jointly with others undertake or join any planning for or organization of any business activity competitive with the current or anticipated business activities of the Employer; and

b. directly or indirectly, engage or participate in any other business activities that the Employer, in his reasonable discretion, determines to be in conflict with the best interests of the Employer.

Inability to Contract for the Employer

18. In spite of anything contained in this Agreement to the contrary, the Employee will not have the right to make any contracts or commitments for or on the behalf of the Employer without first obtaining the express written consent of the Employer.

Confidential Information and Assignment of Inventions

19. The Employee acknowledges in any position the Employee may hold, in and as a result of the Employee's employment by the Employer, the Employee will, or may, be making use of, acquiring or adding to information about certain matters and things which are confidential to the Employer and which information is the exclusive property of the Employer, including, without limitation:

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

a. confidential Information means all data and information relating to the business and management of Employer, including proprietary and trade secret technology and accounting records to which access is obtained by the Employee, including Work Product, Computer Software, Other Proprietary Data, Business Operation, Marketing and Development Operations, and Customers. Confidential Information will also include any information that has been disclosed by a third party to the Employer and governed by a non-disclosure agreement entered into between the third party and the Employer. Confidential Information will not include information that:
   i. is generally known in the industry of the Employer;
   ii. is now or subsequently becomes generally available to the public through no wrongful act of the Employee;
   iii. the Employee rightfully had in his possession prior to the disclosure to Employee by the Employer;
   iv. is independently created by the Employee without direct or indirect use of the Confidential Information;
   v. or, the Employee rightfully obtains from a third party who has the right to transfer or disclose it.

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

Obligations of Confidentiality

20. The Employee agrees that a material term of the Employee's contract with the Employer is to keep all Confidential Information absolutely confidential and protect its release to the public. The Employee agrees not to divulge, reveal, report or use, for any purpose, any of the Confidential Information which the Employee has obtained or which was disclosed to the Employee by the Employer as a result of the Employee's employment by the Employer. The Employee agrees that if there is any question as to such disclosure, then the Employee will seek out senior management of the Employer prior to making any disclosure of the Employer's information that may be covered by this Agreement.
21. The obligations to ensure and protect the confidentiality of the Confidential Information imposed on the Employee in this Agreement and any obligations to provide notice under this Agreement will survive the expiration or termination, as the case may be, of this Agreement and will continue for a period of five (5) years from the date of such expiration or termination.
22. The Employee may disclose any of the Confidential Information:
    a. to a third party where Employer has consented in writing to such disclosure; and
    b. to the extent required by law or by the request or requirement of any judicial, legislative, administrative or other governmental body; however, the Employee will first have given prompt notice to the Employer of any possible or prospective order (or proceeding pursuant to which any order may result), and the Employer will have been afforded a reasonable opportunity to prevent or limit any disclosure.

Ownership and Title

23. The Employee acknowledges and agrees that all rights, title and interest in any Confidential Information will remain the exclusive property of the Employer, Accordingly, the Employee specifically agrees and acknowledges that he will have no interest in the confidential information, including, without limitation, no interest in know-how, copyright, trade-marks or trade names, notwithstanding the fact that he may have created or contributed to the creation of the same.
24. This Agreement will not apply in respect of any intellectual property, process, design, development, creation, research, invention, know-how, trade names, trade-marks or copyrights for which:
    a. no equipment, supplies, facility or Confidential Information of the Employer was used; and
    b. which was developed entirely on the Employee's own time; and

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

c. does not:

i. relate to the business of the Employer
ii. relate to the Employee's actual or demonstrably anticipated process, research or development, or:
iii. result from any work performed by the Employee for the Employer.

25. The Employee agrees to immediately disclose to the Employer all confidential Information developed in whole or in part by the Employee during the term of the Employee's employment with the Employer and to assign to the Employer any right, title or interest the Employee may have in the Confidential Information. The Employee agrees to execute any instruments and to do all other things reasonably requested by the Employer (both during and after the Employee's employment with the Employer) in order to vest more fully in the Employer all ownership rights in those items transferred by the employee to the Employer.

Return of the Confidential Information

26. The Employee agrees that, upon request of the Employer or upon termination or expiration, as the case may be, of employment, the Employee will turn over to the Employer all documents or other computer media, or other material in the possession or control of the Employee that:
    a. may contain or be derived from ideas, concepts, creations, or trade secrets and other proprietary and Confidential Information as defined in this Agreement; or
    b. connected with or derived from the Employee's services to the Employer.

Non-solicitation

27. Any attempt on the part of the Employee to induce others to leave the Employer's employ or to interfere with the Employer's relationship with his other employees and contractors would be harmful and damaging to the Employer. The Employee agrees that during the term of his employment with the Employer and for a term of five (5) years following it, the Employee will not in any way, directly or indirectly:
    a. induce or attempt to induce any employee or contractor of the Employer to quit employment or retainer with the Employer;
    b. otherwise interfere with or disrupt the Employer's relationship with his employees and contractors;

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

c. discuss employment opportunities or provide information about competitive employment to any of the Employer's employees or contractors;

d. solicit, entice, or hire away any employee or contractor of the Employer.

This obligation will be limited to those who were employees or contractors of the Employer at the time the Employee was employed by the Employer.

Non-Competition

28. Other than through employment with a bona-fide independent party, or with the express written consent of the Employer, which will not be unreasonably withheld, the Employee will not, during the continuance of this Agreement or within two (2) years after the termination or expiration, as the case may be, of this Agreement, be directly or indirectly involved with a business which is in direct competition with the particular business line of the Employer.
29. For a period of two (2) years from the date of termination or expiration, as the case may be, of the Employee's employment with the Employer, the Employee will not divert or attempt to divert from the Employer any business the Employer had enjoyed, solicited, or attempted to solicit, from its customers, prior to termination or expiration, as the case may be, of the Employee's employment with the employer.

Termination Due to Discontinuance of Business or Downsizing for Lack of Work

30. In spite of anything contained in this Agreement to the contrary, in the event that the Employer will discontinue operating its business or be forced to reduce the amount of personnel under hire because of Lack of Work, then, at the Employer's sole option, this Agreement will terminate as of the last day of the month in which the Employer ceases operations at such location with the same force and effect as if such last day of the month were originally set as the termination date of this Agreement.

Termination for Disability

31. In spite of anything contained in this Agreement to the contrary, the Employer has the sole option to terminate this Agreement in the event that the Employee, during the term of this Agreement, becomes Permanently Disabled, as defined in the Agreement. Such option will be exercised by the Employer giving notice to the Employee by personally delivering to the Employee or by registered mail addressed to the Employee of the Employer's intention to terminate this

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8325
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

Agreement on the last day of the month during which such notice is mailed. On the giving of such notice, this Agreement will cease on the last day of the month in which the notice is so delivered or mailed, with the same force and effect as if such last day of the month was the date originally set forth in this Agreement as the termination date of the Agreement.

32. For the purposes of this Agreement, the Employee will be deemed to have become permanently disabled, if, during any year of the term of the Agreement, because of ill health, physical or mental disability or for other causes beyond the Employer's control, he will have been continuously unable or unwilling or will have failed to perform his duties under this Agreement for sixty (60) consecutive days, or if, during any year of the term of this Agreement, the Employee will have been unable or unwilling or will have failed to perform his duties for a total period of 120 days, irrespective of whether or not such days are consecutive. For the purposes of this Agreement, the term "any year of the term of this Agreement" means any 12 calendar month period commencing on 1st day of January, and terminating on 31st day of December, during the term of this Agreement.

Termination of Employment

33. Where the Employee has breached any of the terms of this Agreement or where there is just cause for termination, the Employer may terminate the Employee's employment without notice.
34. The Employee and the Employer agree that reasonable and sufficient notice of termination of employment by the Employer is the greater of three months and any notice required under any relevant employment legislation.
35. If the Employee wishes to terminate his employment with the Employer, the Employee will provide the Employer with three month's notice. Alternatively, if the Employee cooperates with the training and development or a replacement, then sufficient notice is given if it is sufficient notice to allow the Employer to find and train the replacement.
36. Should the Employee terminate his employment pursuant to this Agreement, and there is no constructive dismissal, the Employee agrees to be reasonably available as a consultant for the purposes of maintaining any projects or developments created while employed by the Employer. The Employee agrees to negotiate the terms of the consulting work in good faith. In his capacity as a consultant for the Employer pursuant to this paragraph, the employee agrees to provide his present residential address and telephone number as well as his business address and telephone number.

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

37. The time specified in the notice by either the Employee or the Employer may expire on any day of the month, and upon the date of termination, the Employer will forthwith pay to the Employee any outstanding portion of the wage, accrued vacation and banked time, if any, calculated to the date of termination. Notwithstanding the date of termination, the Employee acknowledges and agrees to diligently execute and complete his employment responsibilities to the Employer at the reasonable direction of the Employer. Failure of the Employee to responsibly execute his obligations to the Employer during the notice period will be considered to be an abandonment of his obligations and will be sufficient cause for immediate termination of the Employee without compensation or notice.

Remedies

38. The Employee agrees and acknowledges that the Confidential Information is of a proprietary and confidential nature, and that any disclosure of the Confidential Information to a third party in breach of this Agreement cannot be reasonably or adequately compensated for in money damages, would cause irreparable injury to the Employer, would gravely affect the effective and successful conduct of the Employer's business and goodwill, and would be a material breach of this Agreement
39. In the event of a breach or threatened breach by the Employee of any of the provisions of this Agreement, the Employee agrees that the Employer is entitled to, in addition to and not in limitation of any other rights and remedies available to the Employer at law or in equity, to a permanent injunction in order to prevent or restrain any such breach by the Employee or by the Employee's partners, agents, representatives, servants, employees, and/or any and all persons directly or indirectly acting for or with the Employee.
40. The Employee agrees to cooperate with the Employer following termination by providing documentation and other information to permit the Employer to evaluate whether the Employee is honoring his post-employment obligations set out in this Agreement.

Serverability

41. Employer and Employee acknowledge that this Agreement is reasonable, valid and enforceable. However, if a court of competent jurisdiction finds any of the provisions of this agreement to be too broad to be enforceable, it is the parties' intent that such provisions be reduced in scope by the court only to the extent deemed necessary by the court to render the provision reasonable and enforceable,

CROWNBUTTE WIND POWER LLC
Bismarck Office Tel: (701)258-1925
919 South 7th Street Fax: (701)224-9723
Suite 503
Bismarck, North Dakota
58504-5835

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

bearing in mind that it is the Employee's intention to give the Employer the broadest possible protection against disclosure of the Confidential Information, against the Employee soliciting the Employer's employees and contractors, and against the Employee using such Confidential Information in competing with the Employer.

42. In the event that any of the provisions of this Agreement will be held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions will nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement and the remaining provisions had been executed by both parties subsequent to the expunging of the invalid provision.

Notices

43. If Employee loses or makes unauthorized disclosure of any of the Confidential Information, the Employee will immediately notify the Employer and take all reasonable steps necessary to retrieve the lost or improperly disclosed Confidential Information.

Modification of Agreement

44. Any amendment or modification of this Agreement or additional obligations assumed by either party in connection with this Agreement will only be binding if evidenced in writing signed by each party or an authorized representative of each party.

Governing Law

45. It is the intention of the parties to this Agreement that this Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of the State of North Dakota, without regard to the jurisdiction in which any action or special proceedings may be instituted.

Additional Provisions

46. Upon the successful completion or sale of a wind generation project not presently under development, and within 90 days of the receipt of the net profit of the project by the Employer, the Employee, while functioning as the Primary Project Manager for such projects, shall receive a 1% commission of those net profits

CROWNBUTTE WIND POWER LLC
Bismarck Office Tel: (701)258-1925
919 South 7th Street Fax: (701)224-9723
Suite 503
Bismarck, North Dakota
58504-5835

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

received by the Employer. For projects currently under development and to which the Employee has been assigned duties, the commission will be $1000.00.

47. After exhibiting a preponderance of exceptional performance during a period of at least two (2) years of expanding responsibilities from the Commencement Date of Employment, the employee shall be eligible for promotion to the position of Vice-President of the Company. This Executive Level Position will be accompanied by a partial ownership of the Company of five percent (5%), acquired from that portion of the Company owned by the President and Chief Executive Officer of the Company. Such ownership shall be governed by the "Buy – Sell Agreement" dated August 1st, 2002. In the event that the company becomes a publicly traded company prior to the employee being eligible for promotion to an Executive level position. The partial ownership of the company of five percent (5%) will be given to the employee in the form of shares issued to the employee equal to five percent (5%) of all outstanding shares. These shares will be issued by the company and will not come out of that portion owned by the President and Chief Executive Officer of the Company. The five percent (5%) of outstanding shares will be calculated after taking into account the dilutive nature of any issued securities at the time of promotion, including but not limited to: warrants, options, preferred stock, and convertible bonds.
48. Greater ownership of the Company and/or additional yearly compensation may be awarded thereafter to the Employee proportionate to the degree of additional duties and responsibilities assigned and assumed where the successful execution of those responsibilities and duties have been demonstrated.
49. If and when the employee assumes the duties of Vice-President, he shall have access to and negotiate his future compensation from the Profit and Loss Accounting Statements of the Company in agreement with those officers of the Company who have access to the financial statements of the Company as well.

General Provisions

50. Headings are inserted for the convenience of the parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine mean and include the feminine and vice versa.
51. The Employee is liable for all costs, expenses and expenditures including, and without limitation, the complete legal costs incurred by the Employer in enforcing this Agreement as a result of any default of this Agreement by the Employee.

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

52. No failure or delay by the Employer in exercising any power, right or privilege provided in this Agreement will operate as a waiver, nor will any single or partial exercise of such rights, power or privileges preclude any further exercise of them or the exercise of any other right, power or privilege provided in this Agreement.
53. This Agreement will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns, as the case may be, of the Employer and the Employee.
54. This Agreement may be executed in counter parts, facsimile signatures are binding and are considered to be original signatures.
55. If there is a previous employment agreement between the parties to this Agreement, the parties agree that this Agreement will replace that previous employment agreement, and the Employee acknowledges that this Agreement was entered into in consideration of a compensation increase commencing the start of this Agreement. The Employee acknowledges that it was agreed at that time that a new employment agreement would be entered into in consideration of the compensation increase.
56. This Agreement constitutes the entire agreement between the parties and there are no further items or provisions, either oral or written. As of the effective date of this Agreement, this Agreement supersedes all other agreements between the parties. The parties to this Agreement stipulate that neither of them has made any representations with respect to the subject matter of this Agreement except such representations as are specifically set forth in this Agreement. Each of the parties acknowledges that it has relied on its own judgment in entering into this Agreement.

CROWNBUTTE WIND POWER LLC
Bismarck Office Tel: (701)258-1925
919 South 7th Street Fax: (701)224-9723
Suite 503
Bismarck, North Dakota
58504-5835

1400 Monte Drive
Mandan, North Dakota
58554-1707, USA
Tel/Fax (701)663-8825
Acct. office (701)258-1925
Cell (701)202-1039
Email: crownbutte@bis.midco.net
www.crownbutte.com

IN WITNESS WHEREOF Crownbutte Wind Power LLC has duly affixed its signature by a duly authorized officer under seal and Ryan D. Fegley has duly signed under hand and seal the 27 day of November, 2007.

Crownbutte Wind Power LLC
(SEAL)

(signature)

Timothy H. Simons
President and CEO

Ryan D. Fegley

(signature)

CROWNBUTTE WIND POWER LLC
Bismarck Office
919 South 7th Street
Suite 503
Bismarck, North Dakota
58504-5835
Tel: (701)258-1925
Fax: (701)224-9723